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                                                                    EXHIBIT 23.1


                          Consent of Farber & Hass LLP


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to 2,000,000 shares of the common stock of Qorus.com, Inc. of our report dated February 29, 2000, with respect to the financial statements of Qorus.com, Inc. for the period March 10, 1999 (date of inception) to December 31, 1999.

                                             /s/ FARBER & HASS LLP




August 3, 2000
Oxnard, California